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                                                      WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 3/1, 5/1 & 7/1 INTERMEDIATE ARM
                                                  RELO & NON-RELOCATION MORTGAGES
                                                        WFMBS SERIES 2001-28
                                                      POOL PROFILE (10/3/2001)

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
                                           ---------------- ---------------- ---------------- ----------------  -------------------
                                              AGGREGATE        3/1 POOL         5/1 POOL         7/1 POOL            Tolerance
                                           ---------------- ---------------- ---------------- ----------------  -------------------
AGGREGATE PRINCIPAL BALANCE                  $1,519,994,578     $364,211,501     $882,715,174     $273,067,903          (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                          1-Nov-01         1-Nov-01         1-Nov-01         1-Nov-01                 N/A
INTEREST RATE RANGE                         4.250% - 7.750%  4.250% - 7.500%  4.625% - 7.750%  4.500% - 7.750%                 N/A
GROSS WAC                                             6.67%            6.47%            6.74%            6.74%        (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                         25 bps           25 bps           25 bps           25 bps
MASTER SERVICING FEE                                  0 bps            0 bps            0 bps            0 bps
WAM (in months)                                         359              359              359              359       (+/- 2 months)

WALTV                                                   66%              65%              66%              69%        (maximum +3%)

CALIFORNIA %                                            65%              66%              70%              45%        (maximum +3%)
SINGLE LARGEST ZIP CODE CONCENTRATION                    3%               1%               3%               2%       (maximum  +2%)

AVERAGE LOAN BALANCE                               $467,116         $474,852         $465,567         $462,044   (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                  $1,298,908       $1,000,000       $1,214,004       $1,298,908 (maximum $1,500,000)

CASH-OUT REFINANCE %                                    16%              14%              17%              15%       (maximum  +3%)

PRIMARY RESIDENCE %                                     98%              98%              98%              98%        (minimum -3%)

SINGLE-FAMILY DETACHED %                                93%              94%              93%              94%        (minimum -3%)

FULL DOCUMENTATION %                                    78%              78%              79%              75%        (minimum -3%)

WEIGHTED AVG FICO                                       728              728              727              734         (minimum -5)

UNINSURED > 80% LTV %                                    0%               0%               0%               1%        (maximum +1%)

RELOCATION %                                             8%               9%               7%              14%        (minimum -3%)

WEIGHTED AVG GROSS MARGIN                            2.749%           2.747%           2.749%           2.750%        (+ / - 5 bps)

WEIGHTED AVG LIFETIME CAP                           11.913%          12.468%          11.735%          11.744%        (+ / - 5 bps)

WEIGHTED AVG MONTHS TO 1ST ADJUSTMENT DATE               58               35               59               83     (+ / - 2 months)

INTEREST ONLY %                                          5%               0%               6%              11%       (maximum  +3%)

                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                                  SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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

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                                                      WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 3/1, 5/1 & 7/1 INTERMEDIATE ARM
                                                  RELO & NON-RELOCATION MORTGAGES
                                                        WFMBS SERIES 2001-28
                                                        PRICING INFORMATION
                                                      POOL PROFILE (10/3/2001)
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

COLLATERAL                                           All Mortgage Loans will Index off the One-Year CMT.
                                               None of the Mortgage Loans have a convertibility feature.
       Each Mortgage Loan in the 3/1 Pool has a 2% Initial Rate Cap & 2% for each Adjustment thereafter.
                                          Each Mortgage Loan in the 3/1 Pool has a 6% Lifetime Rate Cap.
Each Mortgage Loan in the 5/1 & 7/1 Pools has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                   Each Mortgage Loan in the 5/1 & 7/1 Pools has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                      TBD by Wells Fargo

PASS THRU RATE                                                                          Net WAC by Pool

STRUCTURE                                                                  3 POOL CROSS-COLLATERALIZED,
                                                                            TO CONFORM TO WFMBS 2001-25
                                           (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                         5-Nov-01               10:00 AM

PRICING DATE                                                                                       TBD

SETTLEMENT DATE                                                                              29-Nov-01

ASSUMED SUB LEVELS                                                                                     AGGREGATE
(Actual AAA level from WFMBS 2001-25,                           AAA                                      3.45%
all levels for WFMBS 2001-28 TBD)                                AA                                       TBD
                                                                  A                                       TBD
                                                                BBB                                       TBD
                                                                 BB                                       TBD
                                                                  B                                       TBD




*     SHOULD MOODY'S PROVIDE A AAA RATING ON THE TRANSACTION, PLEASE NOTE, THE
      RESIDUAL CLASS WILL NOT BE RATED.

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.


WFMBS CONTACTS                                        Brad Davis (301) 846-8009
                                                     Lori Maller (301) 846-8185
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

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                                                    WFASC Denomination Policy
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
DESCRIPTION OF CERTIFICATES
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
                            TYPE OF CERTIFICATE                             MINIMUM DENOMINATION      PHYSICAL       BOOK ENTRY
                                                                                   (1)(4)           CERTIFICATES    CERTIFICATES
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
CLASS A
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex              $25,000             Allowed         Allowed
components (subject to reasonable prepayment support)
-------------------------------------------------------------------------- ----------------------- --------------- ---------------

-------------------------------------------------------------------------- ----------------------- --------------- ---------------
Companion classes for PAC, TAC, Scheduled Classes                                 $100,000            Allowed         Allowed
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
Inverse Floater, PO, Subclasses of the Class A that provide credit                $100,000            Required      Not Allowed
protection to the Class A, Complex multi-component certificates
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
Notional and Nominal Face IO                                                        (2)               Required      Not Allowed
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
Residual Certificates                                                               (3)               Required      Not Allowed
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
All other types of Class A Certificates                                             (5)                 (5)             (5)
-------------------------------------------------------------------------- ----------------------- --------------- ---------------

-------------------------------------------------------------------------- ----------------------- --------------- ---------------
CLASS B (Investment Grade)                                                        $100,000            Allowed         Allowed
-------------------------------------------------------------------------- ----------------------- --------------- ---------------
CLASS B (Non-Investment Grade)                                                    $250,000            Required      Not Allowed
-------------------------------------------------------------------------- ----------------------- --------------- ---------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5)   Underwriter must obtain WFASC's approval